SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

Low-Duration Bond Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

August 4, 2021

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Low-Duration Bond Fund (the “LDBF”), a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointments of two sub-subadvisers, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), affiliates of BlackRock Financial Management, Inc. (“BFM”), a current sub-adviser to the LDBF, to provide investment management services to BFM with respect to the portion of the LDBF’s assets that are managed by BFM. There were no changes to the LDBF’s investment objective, principal investment strategies and principal investment risks, and the overall management and advisory fees of the LDBF did not change as result of the appointments of BIL and BSL.

Pursuant to an exemptive order received by the Trust, which is discussed below, the appointments of BIL and BSL did not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

Low-Duration Bond Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to the Low-Duration Bond Fund (the “LDBF”), a series of GuideStone Funds (the “Trust”). We encourage you to access and review all of the important information contained in this Information Statement, available online at: GuideStoneFunds.com/Disclosures/Fund-Literature.

The Information Statement describes the appointments of new sub-subdavisers to the LDBF. On May 25, 2021, the Board of Trustees of the Trust (the “Board”) approved the appointments of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), affiliates of BlackRock Financial Management, Inc. (“BFM”), a current sub-adviser to the LDBF, to serve as sub-subadvisers to the LDBF with respect to the portion of the LDBF’s assets that are managed by BFM. In addition to BFM (along with its affiliates, BIL and BSL), Pacific Investment Management Company LLC and Payden & Rygel will continue to provide sub-advisory services to the LDBF with respect to their allocated portions of the LDBF. Additional information about the appointments of BIL and BSL and each respective sub-subadvisory agreement and the Board’s approval of the appointment of each sub-subadviser and/or the approval of each sub-subadvisory agreement is contained in the Information Statement.

Please note that under an exemptive order granted by the U.S. Securities and Exchange Commission, GuideStone Capital Management, LLC (the “Adviser”) is permitted, subject to approval of the Board, to select sub-advisers for the LDBF and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the LDBF, and subject to certain conditions.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 4, 2021. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Disclosures/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the LDBF share the same address, and the LDBF or your broker or bank (for “street name” accounts) has received consent to household material, then the LDBF or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the LDBF or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the LDBF will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

GUIDESTONE FUNDS

Low-Duration Bond Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

August 4, 2021

This document is an Information Statement for shareholders of the Low-Duration Bond Fund (the “LDBF”), a series of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about August 4, 2021, to the shareholders of record of the LDBF as of July 15, 2021 (the “Record Date”).

As described in the LDBF’s prospectus, the assets of the LDBF are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”) to select sub-advisers for the LDBF and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the LDBF, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of new sub-subadvisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) with respect to the portion of the LDBF’s assets that are managed by BlackRock Financial Management, Inc. (“BFM”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The LDBF will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 17,686,144.730 shares of the Investor Class and 60,332,604.382 shares of the Institutional Class of the LDBF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the LDBF as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the LDBF as of the Record Date.

I.	Appointments of BlackRock International Limited and BlackRock (Singapore) Limited

A.  Overview

On May 25, 2021, the Board voted to approve the appointments of two sub-subadvisers, BIL and BSL, affiliates of BFM, to provide investment management services with respect to the portion of the LDBF’s assets that are managed by BFM. There were no changes to the LDBF’s investment objective, principal investment strategies and principal investment risks, and the overall management and advisory fees of the LDBF did not change as result of the appointments of BIL and BSL. As such, shareholder approval was not necessary to approve the appointments of BIL and BSL pursuant to an exemptive order from the SEC.

B.  Appointment

At a regular meeting held on May 24-25, 2021, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as the term “interested person” is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendation to appoint BIL and BSL as sub-subadvisers to the LDBF pursuant to separate sub-subadvisory agreements between BFM and BIL and between BFM and BSL (the “BlackRock Agreements”). In addition to BFM (along with its affiliates, BIL and BSL), Pacific Investment Management Company LLC and Payden & Rygel will continue to provide sub-advisory services to the LDBF with respect to their allocated portions of the LDBF.

The Adviser’s recommendation to appoint BIL and BSL was based on its consideration that there would not be any change to the nature, extent or quality of the investment advisory services that BFM provides or any changes to the fee schedules assessed by BFM for investment advisory services to the LDBF. The Adviser’s recommendation is intended to benefit the LDBF by assisting BFM to expand the investment opportunity set within BFM’s LDBF portfolio account.

C.  Board Considerations

In making its determination to approve the appointments of BIL and BSL, the Board, including the Independent Trustees, advised by independent counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by BIL and BSL; the composite performance history of BFM’s strategy; the fees charged by BFM for its services and the fees to be paid by BFM to BIL and BSL for their services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes of BIL and BSL. In light of the novel coronavirus pandemic (“COVID-19”), the Board considered whether and the extent to which COVID-19 had affected BIL’s and BSL’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend BIL and BSL. The Board received and considered information about the potential of BIL and BSL to contribute economies of scale as the LDBF grows in size.

The Board considered the profitability information provided by BFM for the services provided to the LDBF. The Trustees considered the Adviser’s assessment of BlackRock, Inc.’s and its subsidiaries’, which includes BFM, BIL and BSL (“BlackRock”), financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by BlackRock, believed that BlackRock was financially sound.

The Board considered the fees paid to BFM, as well as the overall fee structure under the BlackRock Agreements, in light of the nature, extent and quality of the services to be provided. The Board considered that any fees payable to BIL and BSL would be made by BFM from its own assets. The Board also considered information about the fees charged by other investment advisers that offer similar services. The Board noted that the LDBF’s overall management and advisory fees would remain unchanged. The Board also noted that the LDBF, and not the Adviser, pays the fees directly to BFM.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by BIL and BSL, and their respective affiliates as a result of their arrangements with the LDBF. The Board concluded that any potential benefits to be derived by BIL and BSL included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Adviser informed the Board that it has a positive working relationship with BFM. The Board considered that BFM would retain authority and oversight of the portion of the LDBF assets allocated to the BFM portfolio account by the Adviser and would allocate portions of the BFM portfolio account to BIL and/or BSL, when necessary. The Board took into account that BFM would be responsible for any action taken by BIL and/or BSL on behalf of BFM in assisting BFM under the Blackrock Agreements to the same extent as if BFM had taken such action directly. The Board noted that BFM or the Adviser confirmed that the portfolio managers, the investment strategy, the investment philosophy and process, the fee schedule, the investment guidelines and the percentage of the LDBF’s assets allocated to BFM, including the affiliates, would remain as is within the LDBF.

The Board considered the Adviser’s representation that BIL and BSL would be comfortable managing the LDBF’s assets in accordance with the faith-based investment policy.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that BIL and BSL would provide investment management services that are appropriate in scope and that the fees paid to BFM continue to be fair and reasonable in light of the nature, extent and quality of services provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of BIL and BSL. In addition, since January 1, 2020, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which BIL and BSL, any parent or subsidiary of BIL and BSL or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding BIL and BSL

BIL and BSL are BFM affiliates that provide investment advisory services to BFM under the Blackrock Agreements. BIL is a registered investment adviser and a corporation organized under the laws of the United Kingdom and was founded in 1995. As of December 31, 2020, BIL had total firm AUM of approximately $78.1 billion. BSL is a registered investment adviser and a corporation organized under the laws of Singapore and was founded in 2000. As of December 31, 2020, BSL had total firm AUM of approximately $48.8 billion. Total AUM for BlackRock was approximately $9.5 trillion as of June 30, 2021. More information about BIL and BSL is included in Appendix B and D, respectively.

Description of the BlackRock Agreements

The BlackRock Agreements became effective on May 25, 2021. This description of the BlackRock Agreements is qualified in its entirety by reference to the text of the BlackRock Agreements, which are included in their entirety as Appendix C (the sub-subadvisory agreement between BFM and BIL) and E (the sub-subadvisory agreement between BFM and BSL). The terms of the BlackRock Agreements are similar to the investment sub-advisory agreements among the Trust, the Adviser and BFM, except as to (1) parties; (2) the delegation of duties by the sub-adviser, BFM, to BIL and BSL, as the sub-subadvisers; (3) effective date; (4) compensation; (5) jurisdictional regulatory requirements; and/or (5) reporting requirements, which are retained by BFM.

The BlackRock Agreements will continue in effect for an initial term of two years. Thereafter, the BlackRock Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the LDBF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the BlackRock Agreements, BFM may delegate the management of the LDBF assets allocated to BFM to BIL and/or BSL. BIL and BSL have discretion pursuant to the BlackRock Agreements to purchase and sell securities for the portion of BFM’s allocated segment of the LDBF’s assets that BFM delegates to BIL and BSL, respectively, in accordance with the LDBF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to BFM and by BFM to BIL and BSL. Although BIL and BSL are subject to the overall supervision of the Board, officers of the Trust, the Adviser and BFM, these parties do not evaluate the investment merits of specific securities transactions.

The BlackRock Agreements recognize that BIL and BSL may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The BlackRock Agreements also provide that BIL and BSL will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions BIL and BSL effect on behalf of the LDBF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; (2) keep the Adviser, the Trust and BFM informed of developments materially affecting the LDBF and shall, on its own initiative, furnish to the Adviser and the LDBF from time to time whatever information BIL and BSL believe appropriate for this purpose; and (3) periodically communicate to BFM information concerning the purchase and sale of securities for the LDBF.

The BlackRock Agreements do not protect BIL and BSL against liability to the LDBF or the LDBF’s shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties under each respective BlackRock Agreement.

The Blackrock Agreements may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the LDBF, on sixty (60) days’ written notice to BIL or BSL, respectively; (2) BFM, on sixty (60) days’ written notice to BIL or BSL, respectively; and (3) BIL and/or BSL on sixty (60) days’ written notice to the LDBF and BFM. The BlackRock Agreements will terminate automatically upon assignment or upon termination of the sub-advisory agreement among the Trust, the Adviser and BFM.

Further Information. More information about BIL and BSL is included in Appendix B and D, respectively. The above information on the BlackRock Agreements is only a summary and is qualified in its entirety by reference to the text of each respective BlackRock Agreement, which are included in their entirety in Appendix C (sub-subadvisory agreement between BFM and BIL) and E (sub-subadvisory agreement between BFM and BSL). Copies of each BlackRock Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

II.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the LDBF may engage in brokerage transactions with brokers that are affiliates of the Adviser or the LDBF’s sub-advisers or sub-subadvisers with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the LDBF’s sub-advisers or sub-subadvisers. For the fiscal year ended December 31, 2020, the LDBF did not engage in affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the LDBF share the same address, and the LDBF or your broker or bank (for “street name” accounts) has received consent to household material, then the LDBF or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the LDBF or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the LDBF will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473- 8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Compliance Officer, Chief Legal Officer and
Secretary of the Trust

August 4, 2021

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2021 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	8,794,777.916	50%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,172,699.754	24%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	932,941.409	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	19,609,067.118	33%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	10,572,762.148	18%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	8,927,872.592	15%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,998,048.493	8%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,452,233.502	6%

A-1

APPENDIX B

MORE INFORMATION ABOUT BLACKROCK INTERNATIONAL LIMITED

BlackRock International Limited (“BIL”), with principal offices at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. BIL is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). Blackrock Group Limited owns, of record or beneficially, 100% of the outstanding voting securities of BIL. As of December 31, 2020, BIL had approximately $78.1 billion of assets under management. Total firm assets under management of BlackRock, which includes BIL, was approximately $9.5 trillion as of June 30, 2021.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of BIL:

Name	Principal Occupations
Arthur B. Archibald	General Counsel
Nicholas J. Charrington	Director
Christian Clausen	Director
Eleanor J. de Freitas	Director
James E. Fishwick	Director
Nicholas J. Gibson	Chief Compliance Officer
Rachel Lord	Director and Chief Executive Officer
Colin A. McDonald	Chief Financial Officer
Stacey J. Mullin	Director and Chief Operating Officer
Margaret A. Young	Director

The business address of each person listed above is the same as the address for BIL.

BIL does not serve as investment adviser or sub-adviser to any registered investment companies not advised by Guidestone Capital Management, LLC which employ a strategy similar to that utilized for the Low-Duration Bond Fund.

B-1

APPENDIX C

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated May 25, 2021, between BlackRock Financial Management, Inc., a Delaware corporation (the “Sub-Adviser”), and BlackRock International Limited, a corporation organized under the laws of Scotland (the “Sub-Sub-Adviser”).

WHEREAS, GuideStone Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, effective as of August 27, 2001, as amended, a copy of which has been provided to the Sub-Adviser, the Trust has retained GuideStone Capital Management, LLC (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained the Sub-Adviser as investment sub-adviser to provide the investment advisory services to all or a portion of the Low-Duration Bond Fund (the “Fund”), a series of the Trust, pursuant to a Sub-Advisory Agreement effective as of April 27, 2011, as amended and restated as of December 28, 2020 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Adviser wishes to retain the Sub-Sub-Adviser to provide the Sub-Adviser with certain sub-advisory services as described below in connection with the Sub-Adviser’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that the Sub-Adviser may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Adviser shall supervise and be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Adviser as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth; and

WHEREAS, the parties to this Agreement acknowledge that the Adviser and the Fund are third-party beneficiaries of this Agreement, and that the Sub-Sub-Adviser is not an agent or other representative of the Fund or the Adviser;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.      Direction. The Sub-Adviser hereby directs the Sub-Sub-Adviser to provide investment management services to the Sub-Adviser with respect to the portion of the Fund’s assets that are managed by the Sub-Adviser at the direction of the Adviser, and the Sub-Sub-Adviser accepts such direction and agrees to render the services herein set forth for the compensation herein provided. The Sub-Sub-Adviser is authorized and regulated by the Financial Conduct Authority of the United Kingdom (the “FCA”). For the purposes of the rules, guidance and principles of the FCA, as amended or consolidated from time to time (the “FCA Rules”) and based on information obtained in respect of the Sub-Adviser, the Sub-Adviser will be treated by the Sub-Sub-Adviser as a professional client. The Sub-Adviser acknowledges and accepts this categorization. The Sub-Adviser has the right to request a different categorization at any time from the Sub-Sub-Adviser, however, the Sub-Sub-Adviser only provides the services to professional clients and will no longer be able to provide services to the Sub-Adviser in the event of a request for a change in categorization.

The Sub-Adviser acknowledges that it has been separately provided with a copy of the supplemental disclosures document provided to clients and potential clients of the Sub-Sub-Adviser that contains the Sub-Sub-Adviser’s disclosures as made available to the Sub-Adviser from time to time (the “Supplemental Disclosures”), which sets out: (i) information on the services that the Sub-Sub-Adviser is required to provide to the Sub-Adviser by applicable regulation and (ii) other information which the Sub-Sub-Adviser deems appropriate. The Supplemental Disclosures include, among other things: risk disclosures (which provide a description of the nature of risks of financial instruments), a summary of the Sub-Sub-Adviser’s conflicts of interest policy and disclosures, a summary of the Sub-Sub-Adviser’s order execution policy, details of the reports the Sub-Sub-Adviser will provide in relation to the services provided hereunder, details on how the Sub-Sub-Adviser will provide the Sub-Adviser with information on costs and charges, and the Sub-Sub-Adviser’s data protection notice.

2.      Services of the Sub-Sub-Adviser. Subject to the succeeding provisions of this section and the oversight and supervision of the Sub-Adviser and the Board of Trustees of the Trust (the “Board” or “Trustees”), the Sub-Sub-Adviser will perform certain day-to-day operations for the benefit of the Fund, which may include one or more of the following services, at the request of the Sub-Adviser: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Adviser may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets for the benefit of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments; (d) assisting the Sub-Adviser in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments; (e) placing orders for all purchases and sales of such investments made for the Fund; and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Adviser, the Sub-Sub-Adviser will also, subject to the oversight and supervision of the Sub-Adviser and the Board, provide to the Sub-Adviser, the Adviser or the Trust any of the facilities and equipment and perform any of the services described in Section 3 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Adviser will keep the Adviser, the Trust and the Sub-Adviser informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Adviser and the Fund from time to time whatever information the Sub-Sub-Adviser believes appropriate for this purpose. The Sub-Sub-Adviser will periodically communicate to the Sub-Adviser, at such times as the Sub-Adviser may direct and as agreed with the Sub-Sub-Adviser, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer; (b) the amount of the purchase or sale; (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected; (d) the CUSIP number of the instrument, if any; and (e) such other information as the Sub-Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Board, to the extent such resolutions have been provided to the Sub-Adviser. The Sub-Adviser shall provide to the Sub-Sub-Adviser any amendment or supplement to the Prospectus and Statement of Additional Information insofar as such amendment or supplement is material in relation to the Fund or in relation to the obligations undertaken by Sub-Sub Adviser under this Agreement.

Without limiting the generality of the foregoing, the Sub-Sub-Adviser is authorised to perform any act necessary or proper to enable the Sub-Sub-Adviser to invest and manage the Fund, including to enter into any agreement or documentation on the Fund’s behalf, as necessary or appropriate, to effect transactions permitted by this Agreement.

Subject to the foregoing, the types of transactions that the Sub-Sub-Adviser may carry out include (a) buying, selling or otherwise dealing in investments; (b) borrowing securities; (c) making deposits; (d) subscribing to issues and accepting placings of investment; (e) effecting transactions whether or not on any Trading Venue (as defined in the FCA Rules) or exchange; and (f) otherwise acting as the Sub-Sub-Adviser judges appropriate in relation to the Fund.

3.      Covenants.

(a)      In the performance of its duties under this Agreement, the Sub-Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the U.S. Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board; (v) the terms of the Sub-Advisory Agreement; and (vi) any policies and determinations of the Board ; and

(b)      In addition:

(i)      the Supplemental Disclosures include information on the Sub-Sub-Adviser’s order execution policy (the “Order Execution Policy”). In placing orders, the Sub-Sub-Adviser shall act in accordance with the Order Execution Policy. The Sub-Adviser confirms that it has read and understood, and agrees to, the Order Execution Policy. In particular, the Sub-Adviser consents to (i) the Sub-Sub-Adviser trading through brokers/counterparties and/or outside of a Trading Venue (as defined in the FCA Rules); and (ii) some or all orders resulting from the Sub-Sub-Adviser’s decisions to deal on the Sub-Adviser’s behalf, or received from the Sub-Adviser, to be placed with an affiliated company, who will act as agent for the purpose of executing such orders in accordance with the Order Execution Policy. Subject to the foregoing and the provisions of the 1940 Act and the compliance policies and procedures of the Trust, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Adviser may select brokers and dealers with which it or the Fund is affiliated;

(ii)      the Sub-Sub-Adviser will maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Adviser, the Adviser and the Board such periodic and special reports as they may reasonably request;

(iii)      the Sub-Sub-Adviser will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates;

(iv)      the Sub-Sub-Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to the Fund unless prohibited from doing so, where the Sub-Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund; and

(c)      In addition, the Sub-Adviser:

(i)      agrees that the Sub-Sub-Adviser may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Adviser and on other occasions to the Sub-Adviser’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Adviser, or its client, the Fund, before transactions will be aggregated;

(ii)      instructs the Sub-Sub-Adviser not to make public any client limit orders (being a specific instruction from the Sub-Adviser to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a Regulated Market or traded on a Trading Venue (both as defined in the FCA Rules) which are not immediately executed under prevailing market conditions.

4.      Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.      Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Adviser’s or the Trust’s request. The Sub-Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Adviser). For the avoidance of doubt, the Sub-Sub Adviser is permitted to keep copies of all records as required by law and as in accordance with its retention policy.

6.      Custody, Client Money and Safe Custody Assets.

(a)    FCA’s Client Money and Safe Custody Assets: the Sub-Adviser acknowledges that the Sub-Sub-Adviser does not hold Client Money and/or Safe Custody Assets for the Sub-Adviser or the Fund under (and as such terms are defined in) the CASS Rules. If the Sub-Sub-Adviser has the authority to move the Fund’s money or assets under the terms of a Mandate defined in CASS 8 of the CASS Rules, such monies or assets will be moved from an account not owned by the Sub-Sub-Adviser.

(b)    Custodian: all assets forming part of the Fund that are managed by the Sub-Sub-Adviser shall be held by a custodian who has been appointed by the Trust and notified in writing of the Sub-Adviser and the Sub-Sub-Adviser’s relationships to the Fund (the “Custodian”). The Sub-Adviser acknowledges that the Sub-Sub-Adviser will not be responsible for the selection, appointment, monitoring and supervision of the Custodian. The Sub-Adviser agrees to notify the Sub-Sub-Adviser as soon as reasonably practicable in the event the Sub-Adviser is notified by the Trust of any change to the Custodian.

(c)    Exercise of Rights and Custody of Investments: the Sub-Sub-Adviser shall have the authority to exercise or instruct the Custodian to exercise any rights attaching to the investments in the Fund, to the extent that such authority has been granted to the Sub-Adviser under the Sub-Advisory Agreement. The Sub-Adviser represents that the Trust has arranged for the Custodian to agree to comply with any instructions of the Sub-Sub-Adviser given in accordance with this Agreement. The Sub-Adviser represents that the Trust has arranged for the Custodian to provide to the Sub-Sub-Adviser all documentation that the Sub-Sub-Adviser reasonably requests in connection with this Agreement. The Sub-Adviser shall confirm with the Trust that the Custodian is authorised to create appropriate links (electronic or otherwise) with the Sub-Sub-Adviser or its delegates, in order to pass data in respect of the Fund to the Sub-Sub-Adviser or its delegates as may be reasonably requested. The Sub-Sub-Adviser shall have no liability for the duties, acts or defaults of the Custodian.

7.      Compensation. For that portion of the Fund for which Sub-Adviser has appointed the Sub-Sub-Adviser to act as subadviser, Sub-Adviser agrees to pay to the Sub-Sub-Adviser and Sub-Sub-Adviser agrees to accept as full compensation for all services rendered by Sub-Sub-Adviser as such a monthly fee in arrears at an annual rate equal to 50% of the fee received by the Sub-Adviser from the Adviser pursuant to the Sub-Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such portion of the month bears to the full month in which such effectiveness or termination occurs.

8.      Limitation on Liability. The Sub-Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term “Sub-Sub-Adviser” shall include any affiliates of the Sub-Sub-Adviser performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Adviser and such affiliates.

9.      Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote; and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Adviser at any time, without the payment of any penalty, upon giving the Sub-Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Sub-Adviser), provided that such termination by the Trust or the Sub-Adviser shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Adviser on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Adviser), and will terminate automatically upon any termination of the Sub-Advisory Agreement among the Trust, the Adviser and the Sub-Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

10.      Notices, Communications and Instructions. Any legal notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such legal notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such legal notice is mailed first class postage prepaid. In relation to communications other than legal notices under this Agreement, each party may communicate with and provide information to the other party in whatever medium deemed appropriate. This may include the use of e-mail, the internet or other electronic means, in the place of paper communications. The parties acknowledge that instructions or communications conveyed by electronic methods such as facsimile or e-mail are not secure forms of communication and may accordingly give rise to higher risks of manipulation or attempted fraud.

The Sub-Adviser may give instructions to the Sub-Sub Adviser to take (or refrain from taking) particular actions under this Agreement. The Sub-Sub-Adviser may rely and act on any instruction or communication reasonably believed to be from any person. The Sub-Sub-Adviser will not be obligated to comply with instructions which the Sub-Sub-Adviser reasonably believes may not be practicable or which may involve any party in a breach of any law, rule or regulation.

11.      Representations and Warranties.

(a)      Each of the Sub-Sub Adviser and the Sub-Adviser represents and warrants the following:

(i)      Due Authorisation: it is duly organised and validly existing under the laws of the jurisdiction of its organisation and incorporation and, if relevant to such jurisdiction, is in good standing and has full power and authority to execute, deliver and perform this Agreement and to direct the Sub-Sub Adviser hereunder. This Agreement has been duly authorised, executed and delivered by each party and constitutes valid and binding obligations of each party;

(ii)      Not Insolvent: it is not insolvent or bankrupt or otherwise subject to an insolvency, bankruptcy or similar proceeding, whether voluntary or involuntary;

(iii)      Compliance with Laws: it will comply in all material respects with all laws (including applicable anti-corruption and anti-money laundering laws and regulations) and orders to which it may be subject in performance of its obligations under this Agreement and the execution, delivery and performance of this Agreement. This Agreement will not violate any laws or regulations or any constituent document, policy, guideline, contract or other document applicable to it in the provision of the services.

(b)      Notice of Changes: The Sub-Adviser will promptly notify the Sub-Sub-Adviser in writing in the event that there are changes to any representations, warranties, confirmations and undertakings made in this Agreement.

(c)    Representations on Sub-Adviser’s Behalf: The Sub-Adviser confirms that the Sub-Sub-Adviser may (as agent on behalf of the Sub-Adviser) make such representations, warranties, confirmations and undertakings as set out in above to such brokers, providers of execution and/or clearing services and/or counterparties in connection with the provision of the services.

12.      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties. Any amendment of this Agreement shall be subject to the 1940 Act.

13.      Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

14.      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.      Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK FINANCIAL MANAGEMENT, INC.

By.
Name:
Title:

BLACKROCK INTERNATIONAL LIMITED

By.
Name:
Title:

BLACKROCK INTERNATIONAL LIMITED

By.
Name:
Title:

APPENDIX D

MORE INFORMATION ABOUT BLACKROCK SINGAPORE LIMITED

BlackRock Singapore Limited (“BSL”), with principal offices at Twenty Anson, 20 Anson Road, #18-01, Singapore, Singapore 079912 is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. BSL is an indirect, wholly owned subsidiary of BlackRock Inc. (“BlackRock”). Blackrock (Singapore) Holdco Pte. Limited owns, of record or beneficially, 100% of the outstanding voting securities of BSL. As of December 31, 2020, BSL had approximately $48.8 billion of assets under management. Total firm assets under management of BlackRock, which includes BSL, was approximately $9.5 trillion as of June 30, 2021.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of BSL:

Name	Principal Occupations
Christian Clausen	Director
Deborah J. Ho	Director and Chief Executive Officer
Patrick K. Leung	Director
Alastair J. H. Peters	Chief Financial Officer and Chief Operating Officer
James K. Phoon	Chief Compliance Officer
Neeraj Seth	Director
Graham D. Turl	Chief Legal Officer

The business address of each person listed above is the same as the address for BSL.

BSL does not serve as investment adviser or sub-adviser to any registered investment companies not advised by Guidestone Capital Management, LLC which employ a strategy similar to that utilized for the Low-Duration Bond Fund.

D-1

APPENDIX E

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated May 25, 2021, between BlackRock Financial Management, Inc., a Delaware corporation (the “Sub-Adviser”), and BlackRock (Singapore) Limited, a company incorporated under the laws of Singapore (the “Sub-Sub-Adviser”).

WHEREAS, GuideStone Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, effective as of August 27, 2001, as amended, a copy of which has been provided to the Sub-Adviser, the Trust has retained GuideStone Capital Management, LLC (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained the Sub-Adviser as investment sub-adviser to provide the investment advisory services to all or a portion of the Low-Duration Bond Fund (the “Fund”), a series of the Trust, pursuant to a Sub-Advisory Agreement effective as of April 27, 2011, as amended and restated as of December 28, 2020 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Adviser wishes to retain the Sub-Sub-Adviser to provide the Sub-Adviser with certain sub-advisory services as described below in connection with the Sub-Adviser’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that the Sub-Adviser may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Adviser shall supervise and be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Adviser as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth; and

WHEREAS, the parties to this Agreement acknowledge that the Adviser and the Fund are third-party beneficiaries of this Agreement, and that the Sub-Sub-Adviser is not an agent or other representative of the Fund or the Adviser;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.        Direction. The Sub-Adviser hereby directs the Sub-Sub-Adviser to provide investment management services to the Sub-Adviser with respect to the portion of the Fund’s assets that are managed by the Sub-Adviser at the direction of the Adviser, and the Sub-Sub-Adviser accepts such direction and agrees to render the services herein set forth for the compensation herein provided.

2.        Services of the Sub-Sub-Adviser. Subject to the succeeding provisions of this section and the oversight and supervision of the Sub-Adviser and the Board of Trustees of the Trust (the “Board” or “Trustees”), the Sub-Sub-Adviser will perform certain day-to-day operations for the benefit of the Fund, which may include one or more of the following services, at the request of the Sub-Adviser: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Adviser may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets for the benefit of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments; (d) assisting the Sub-Adviser in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments; (e) placing orders for all purchases and sales of such investments made for the Fund; and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Adviser, the Sub-Sub-Adviser will also, subject to the oversight and supervision of the Sub-Advisor and the Board, provide to the Sub-Adviser, the Adviser or the Trust any of the facilities and equipment and perform any of the services described in Section 3 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Adviser will keep the Adviser, the Trust and the Sub-Adviser informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Adviser and the Fund from time to time whatever information the Sub-Sub-Adviser believes appropriate for this purpose. The Sub-Sub-Adviser will periodically communicate to the Sub-Adviser, at such times as the Sub-Adviser may direct and as agreed with the Sub-Sub-Adviser, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer; (b) the amount of the purchase or sale; (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected; (d) the CUSIP number of the instrument, if any; and (e) such other information as the Sub-Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Board.

3.        Covenants.

(a)        In the performance of its duties under this Agreement, the Sub-Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the U.S. Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board; (v) the terms of the Sub-Advisory Agreement; and (vi) any policies and determinations of the Board; and

(b)        In addition, the Sub-Sub-Adviser will:

(i)        place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. The Sub-Adviser has been provided with a copy of the Sub-Sub-Adviser’s order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In particular, the Sub-Adviser agrees that the Sub-Sub-Adviser may trade outside of the regulated market or multilateral trading facility. In placing orders, the Sub-Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Adviser or the Sub-Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser and the Sub-Sub-Adviser to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. It is understood that the Sub-Sub-Adviser may utilize affiliates in connection with the placement of orders with issuers and brokers or dealers, but such use of affiliates shall not affect the responsibility of the Sub-Sub-Adviser to the Sub-Adviser for such activities. Subject to the foregoing and the provisions of the 1940 Act and the compliance policies and procedures of the Trust, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Adviser may select brokers and dealers with which it or the Fund is affiliated;

(ii)      maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Adviser, the Adviser and the Board such periodic and special reports as they may request;

(iii)      maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv)      treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(c)        In addition, the Sub-Adviser:

(i)      agrees that the Sub-Sub-Adviser may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Adviser and on other occasions to the Sub-Adviser’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Adviser, or its client, the Fund, before transactions will be aggregated;

(ii)      instructs the Sub-Sub-Adviser not to make or book client limit orders (being a specific instruction from the Sub-Adviser to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a regulated market which are not immediately executed under prevailing market conditions.

4.        Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Adviser’s or the Trust’s request. The Sub-Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Adviser).

6.        Agency Cross Transactions. From time to time, the Sub-Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Sub-Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Sub-Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Sub-Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Fund may revoke its consent at any time by written notice to the Sub-Adviser.

7.        Compensation. For that portion of the Fund for which Sub-Adviser has appointed the Sub-Sub-Adviser to act as subadviser, Sub-Adviser agrees to pay to the Sub-Sub-Adviser and Sub-Sub-Adviser agrees to accept as full compensation for all services rendered by Sub-Sub-Adviser as such a monthly fee in arrears at an annual rate equal to 50% of the fee received by the Sub-Adviser from the Adviser pursuant to the Sub-Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such portion of the month bears to the full month in which such effectiveness or termination occurs.

8.        Limitation on Liability. The Sub-Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 8, the term “Sub-Sub-Adviser” shall include any affiliates of the Sub-Sub-Adviser performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Adviser and such affiliates.

9.        Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Adviser at any time, without the payment of any penalty, upon giving the Sub-Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Sub-Adviser), provided that such termination by the Trust or the Sub-Adviser shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Adviser on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Adviser), and will terminate automatically upon any termination of the Sub-Advisory Agreement among the Trust, the Adviser and the Sub-Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

10.        Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

11.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

12.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

13.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.        Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK FINANCIAL MANAGEMENT, INC.

By.
Name:
Title:

BLACKROCK (SINGAPORE) LIMITED

By.
Name:
Title:

BLACKROCK (SINGAPORE) LIMITED

By.
Name:
Title: